                                                                    EXHIBIT 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Abaxis, Inc. on Form S-3 of our report dated April 22, 1997 (April 30, 1997 as to Note 10), appearing in the Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


San Jose, California
September 25, 1997